                                                                   EXHIBIT 10.33



                              PLAINS RESOURCES INC.
                      2001 STOCK INCENTIVE PLAN, AS AMENDED
                      FORM RESTRICTED STOCK UNIT AGREEMENT

                           This Restricted Stock Unit Agreement (the
"AGREEMENT"), made as of the ___ day of _______________, 2003 (the "GRANT DATE") by and between Plains Resources Inc. (the "COMPANY"), and __________________ (the "GRANTEE"), evidences the grant by the Company of restricted stock units ("RESTRICTED STOCK UNITS" or "AWARD") to the Grantee on such date and the Grantee's acceptance of the Award in accordance with the provisions of the Plains Resources Inc. 2001 Stock Incentive Plan, as amended or restated from time to time (the "PLAN"). The Company and the Grantee agree as follows:


         1. BASIS FOR AWARD. This Award is made in accordance with Section 9 of the Plan. The Grantee hereby receives as of the date hereof an Award of Restricted Stock Units pursuant to the terms of this Agreement (the "Grant").

         2. UNITS AWARDED.

                  (a) The Company hereby awards to the Grantee, in the aggregate,_____ Restricted Stock Units.

                  (b) The Company shall in accordance with the Plan establish and maintain a Restricted Stock Unit Account for the Grantee, and such account shall be credited for the number of Restricted Stock Units granted to the Grantee. The Restricted Stock Unit Account shall be credited for any securities or other property (including regular cash dividends) distributed to the Company in respect of its Shares. Any such property shall be subject to the same vesting schedule as the Restricted Stock Units to which they relate.

                  (c) Until the Restricted Stock Units awarded to the Grantee shall have vested, the Restricted Stock Units and any related securities, cash dividends or other property nominally credited to a Restricted Stock Unit Account shall not be sold, transferred, or otherwise disposed of and shall not be pledged or otherwise hypothecated.


         3. VESTING. The Restricted Stock Units covered by this Agreement shall vest ____% on the ____ anniversary of the Grant Date, and ____% on each of the ______ anniversaries thereafter, provided that, the Grantee is still employed by the Company (or any Parent or Subsidiary) on such vesting date. The Restricted Stock Units shall immediately vest with respect to 100% of the Restricted Stock Units covered by this Agreement upon the occurrence of any of the following events: (a) the Grantee's death, separation from employment due to Disability, termination of employment by the Company without Cause, or termination of employment by the Grantee for Good Reason provided that the Grantee's employment agreement with the Company provides for a termination of employment by the Grantee for Good Reason (as defined in such employment agreement), or (b) a Change in Control of the Company. If the Grantee ceases to be employed by the Company (or any Parent or Subsidiary) for any other reason at any time prior to the lapse of restrictions, the unvested Restricted Stock Units shall automatically be forfeited upon such cessation of employment.

         4. PAYMENT. As soon as practicable after the vesting date, payment shall be made in Shares. The Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares free of all restrictions hereunder, except for applicable federal securities laws restrictions. Any securities, cash dividends or other property credited to the Restricted Stock Unit Account other than Restricted Stock Units shall be paid in kind, or, in the discretion of the Committee, in cash.

         5. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares upon vesting of the Restricted Stock Units shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws, other applicable laws and regulations of any stock exchange on which the Shares may be listed at the time of such issuance or transfer. The Grantee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         6. TAX WITHHOLDING. The Grantee agrees that no later than the date as of which the Restricted Stock Units vest, the Grantee shall pay to the Company (in cash or to the extent permitted by the Committee, Shares held by the Grantee whose Fair Market Value on the day preceding the date the Restricted Stock Units vests is equal to the amount of the Grantee's tax withholding liability) any federal, state or local taxes of any kind required by law to be withheld, if any, with respect to the Restricted Stock Units for which the restrictions shall lapse. Alternatively, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee (including payments due when the Restricted Stock Units vest) any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock Units.

         7. NONTRANSFERABILITY. This Award is not transferable.

         8. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its affiliates to terminate the Grantee's employment at any time, in the absence of a specific written agreement to the contrary.

         9. REPRESENTATIONS AND WARRANTIES OF GRANTEE. The Grantee represents and warrants to the Company that:

                  (a) Agrees to Terms of the Plan. The Grantee has received a copy of the Plan and has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. The Grantee acknowledges that there may be adverse tax consequences upon the vesting of Restricted Stock Units or thereafter if the Award is paid and the Grantee later disposes of the Shares, and that the Grantee should consult a tax adviser prior to such time.

                  (b) Cooperation. The Grantee agrees to sign such additional documentation as may reasonably be required from time to time by the Company.

         10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of shares relating to the Restricted Stock Units as it deems appropriate, in its sole discretion, to preserve the value of this Award. The Committee's adjustment shall be made in accordance with the provisions of Section 14 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

         11. GOVERNING LAW; MODIFICATION. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflict of law principles. The Agreement may not be modified except in writing signed by both parties.

         12. DEFINED TERMS. Except as otherwise provided herein, or unless the context clearly indicates otherwise, capitalized terms used but not defined herein have the definitions as provided in the Plan. The terms and provisions of the Plan are incorporated herein by reference, and the Grantee hereby acknowledges receiving a copy of the Plan. In the event of a conflict or inconsistency between the discretionary terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.

         13. MISCELLANEOUS. The masculine pronoun shall be deemed to include the feminine, and the singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                             PLAINS RESOURCES INC.


                             By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                             GRANTEE



                             By:
                                      -----------------------------------------